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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 5, 2000


                            COMVERSE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


        0-15502                                          13-3238402
(Commission File Number)                    (I.R.S. Employer Identification No.)



        170 CROSSWAYS PARK DRIVE
           WOODBURY, NEW YORK                                       11797
(Address of Principal Executive Offices)                         (Zip Code)


                                 (516) 677-7200
              (Registrant's Telephone Number, Including Area Code)


                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\927066\01\JVB%01!.DOC\37994.0020
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Item 5.      Other Events.

                     Comverse Technology, Inc. ("Comverse") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated July 5, 2000, with Exalink Ltd., a corporation organized under the laws of the State of Israel ("Exalink"), and the shareholders of Exalink (the "Shareholders"), pursuant to which Comverse agreed to acquire, and the Shareholders agreed to exchange, all of Shareholders' issued and outstanding shares in Exalink for shares of common stock, par value $.10 per share, of Comverse.

                     Attached and incorporated herein by reference as Exhibit
99.1 is a Press Release of Comverse dated July 5, 2000 announcing the execution of the Share Exchange Agreement.



Item 7.   Financial Statements and Exhibits.

             Exhibit No.                       Exhibit
             -----------                       -------

              99.1               Press Release of Comverse dated July 5, 2000.














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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 5, 2000
                                                 COMVERSE TECHNOLOGY, INC.

                                                 By: /s/ William F. Sorin
                                                     ---------------------------
                                                     Name: William F. Sorin
                                                     Title: Corporate Secretary












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                                  EXHIBIT INDEX


    Exhibit No.                               Description
    -----------                               -----------

       99.1                     Press Release of Comverse dated July 5, 2000.














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